                                                                    EXHIBIT 99.5

CASE NAME:      KEVCO COMPONENTS, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40790-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002
                                        --------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ WILFORD W. SIMPSON                                    TREASURER
----------------------------------------            ---------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                      APRIL 22, 2002
----------------------------------------            ---------------------
Printed Name of Responsible Party                            Date


PREPARER:


/s/ DENNIS S. FAULKNER                              ACCOUNTANT FOR DEBTOR
----------------------------------------            ---------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                     APRIL 22, 2002
----------------------------------------            ---------------------
Printed Name of Preparer                                     Date

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:   401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                              SCHEDULED         MONTH          MONTH           MONTH
ASSETS                                          AMOUNT         JAN-02         FEB-02          MAR-02
------                                       ----------    ----------     ----------     -----------
1.      Unrestricted Cash                           134             0              0              0
2.      Restricted Cash
3.      Total Cash                                  134             0              0              0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)                           0             0              0              0
9.      Total Current Assets                        134             0              0              0
10.     Property, Plant & Equipment
11.     Less: Accumulated
        Depreciation/Depletion
12.     Net Property, Plant & Equipment               0             0              0              0
13.     Due From Insiders
14.     Other Assets - Net of Amortization
        (Attach List)                                 0             0              0              0
15.     Other (Attach List)                  27,217,768    27,217,768     27,217,768     27,217,768
16.     Total Assets                         27,217,902    27,217,768     27,217,768     27,217,768


POST PETITION LIABILITIES

17.     Accounts Payable
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                         0              0              0
23.     Total Post Petition Liabilities                             0              0              0

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)              75,885,064    13,509,318     13,590,741     13,680,889
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                 157,389,954   157,391,764    157,391,764    157,391,764
28.     Total Pre Petition Liabilities      233,275,018   170,901,082    170,982,505    171,072,653
29.     Total Liabilities                   233,275,018   170,901,082    170,982,505    171,072,653

EQUITY

30.     Pre Petition Owners' Equity                      (206,057,116)  (206,057,116)  (206,057,116)
31.     Post Petition Cumulative Profit
        Or (Loss)                                              21,221        21,221          21,221
32.     Direct Charges To Equity
        (Attach Explanation) (FOOTNOTE)                    62,352,581    62,271,158      62,181,010
33.     Total Equity                                     (143,683,314)  (143,764,737)  (143,854,885)
34.     Total Liabilities and Equity                       27,217,768     27,217,768     27,217,768

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                              SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                                ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                        SCHEDULED             MONTH               MONTH                MONTH
ASSETS                                                    AMOUNT              JAN-02              FEB-02               MAR-02
------                                                 -----------         -----------         -----------          -----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                     0                   0                   0                    0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14                0                   0                   0                    0

A.     Investment In Subsidiaries                       27,217,768          27,217,768          27,217,768           27,217,768
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                           27,217,768          27,217,768          27,217,768           27,217,768

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                     0                   0                    0

PRE PETITION LIABILITIES
A.     Intercompany Payables (FOOTNOTE)                 28,889,954          28,891,764          28,891,764           28,891,764
B.     10 3/8% Senior Sub. Notes                       105,000,000         105,000,000         105,000,000          105,000,000
C.     Sr. Sub. Exchangeable Notes                      23,500,000          23,500,000          23,500,000           23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27        157,389,954         157,391,764         157,391,764          157,391,764

CASE NAME:   KEVCO COMPONENTS, INC.                            ACCRUAL BASIS - 2

CASE NUMBER: 401-40790-BJH-11

INCOME STATEMENT
                                                        MONTH              MONTH              MONTH             QUARTER
REVENUES                                                JAN-02             FEB-02             MAR-02             TOTAL
--------                                                ------             ------             ------             -----
1.   Gross Revenues                                                                                                 0
2.   Less: Returns & Discounts                                                                                      0
3.   Net Revenue                                           0                  0                  0                  0

COST OF GOODS SOLD

4.   Material                                                                                                       0
5.   Direct Labor                                                                                                   0
6.   Direct Overhead                                                                                                0
7.   Total Cost Of Goods Sold                              0                  0                  0                  0
8.   Gross Profit                                          0                  0                  0                  0

OPERATING EXPENSES

9.   Officer / Insider Compensation                                                                                 0
10.  Selling & Marketing                                                                                            0
11.  General & Administrative                                                                                       0
12.  Rent & Lease                                                                                                   0
13.  Other (Attach List)                                   0                  0                  0                  0
14.  Total Operating Expenses                              0                  0                  0                  0
15.  Income Before Non-Operating
     Income & Expense                                      0                  0                  0                  0

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                                                                                0
17.  Non-Operating Expense (Att List)                                                                               0
18.  Interest Expense                                                                                               0
19.  Depreciation / Depletion                                                                                       0
20.  Amortization                                                                                                   0
21.  Other (Attach List)                                                                                            0
22.  Net Other Income & Expenses                           0                  0                  0                  0

REORGANIZATION EXPENSES

23.  Professional Fees                                                                                              0
24.  U.S. Trustee Fees                                                                                              0
25.  Other (Attach List)                                                                                            0
26.  Total Reorganization Expenses                         0                  0                  0                  0
27.  Income Tax                                                                                                     0
28.  Net Profit (Loss)                                     0                  0                  0                  0

This form      does  X  does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:   KEVCO COMPONENTS, INC.                            ACCRUAL BASIS - 3

CASE NUMBER: 401-40790-BJH-11

CASH RECEIPTS AND                                 MONTH            MONTH            MONTH          QUARTER
DISBURSEMENTS                                    JAN-02           FEB-02           MAR-02           TOTAL
-------------                                  ----------       ----------       ----------       ----------
1.   Cash - Beginning Of Month                          0                0                0                0

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                         0                0                0                0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                          0
4.   Post Petition                                                                                         0
5.   Total Operating Receipts                           0                0                0                0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                        0
7.   Sale of Assets                                                                                        0
8.   Other (Attach List)                                                                                   0
9.   Total Non-Operating Receipts                       0                0                0                0
10.  Total Receipts                                     0                0                0                0
11.  Total Cash Available                               0                0                0                0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                           0
13.  Payroll Taxes Paid                                                                                    0
14.  Sales, Use & Other Taxes Paid                                                                         0
15.  Secured / Rental / Leases                                                                             0
16.  Utilities                                                                                             0
17.  Insurance                                                                                             0
18.  Inventory Purchases                                                                                   0
19.  Vehicle Expenses                                                                                      0
20.  Travel                                                                                                0
21.  Entertainment                                                                                         0
22.  Repairs & Maintenance                                                                                 0
23.  Supplies                                                                                              0
24.  Advertising                                                                                           0
25.  Other (Attach List)                                                                                   0
26.  Total Operating Disbursements                      0                0                0                0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                     0
28.  U.S. Trustee Fees                                                                                     0
29.  Other (Attach List)                                                                                   0
30.  Total Reorganization Expenses                      0                0                0                0
31.  Total Disbursements                                0                0                0                0
32.  Net Cash Flow                                      0                0                0                0
33.  Cash - End of Month                                0                0                0                0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO COMPONENTS, INC.                            ACCRUAL BASIS - 4

CASE NUMBER: 401-40790-BJH-11

                                              SCHEDULED             MONTH             MONTH          MONTH
ACCOUNTS RECEIVABLE AGING                      AMOUNT              JAN-02            FEB-02         MAR-02
-------------------------                      ------              ------            ------         ------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                        0                 0                 0              0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                        0                 0                 0              0

AGING OF POST PETITION                               MONTH:       MARCH-02
TAXES AND PAYABLES                                          --------------------

                                  0 - 30        31 - 60      61 - 90          91 +
TAXES PAYABLE                      DAYS          DAYS          DAYS           DAYS          TOTAL
-------------                     ------        -------      -------          ----          -----
1.   Federal                                                                                    0
2.   State                                                                                      0
3.   Local                                                                                      0
4.   Other (Attach List)                                                                        0
5.   Total Taxes Payable               0              0            0             0              0
6.   Accounts Payable                  0              0            0             0              0

STATUS OF POST PETITION TAXES                        MONTH:       MARCH-02
                                                            --------------------

                                                          AMOUNT
                                 BEGINNING TAX       WITHHELD AND/OR                              ENDING TAX
FEDERAL                            LIABILITY *           ACCRUED           (AMOUNT PAID)           LIABILITY
-------                            -----------           -------           -------------           ---------
1.   Withholding **                                                                                        0
2.   FICA - Employee **                                                                                    0
3.   FICA - Employer **                                                                                    0
4.   Unemployment                                                                                          0
5.   Income                                                                                                0
6.   Other (Attach List)                                                                                   0
7.   Total Federal Taxes                     0                     0                   0                   0

STATE AND LOCAL

8.   Withholding                                                                                           0
9.   Sales                                                                                                 0
10.  Excise                                                                                                0
11.  Unemployment                                                                                          0
12.  Real Property                                                                                         0
13.  Personal Property                                                                                     0
14.  Other (Attach List)                                                                                   0
15.  Total State And Local                   0                     0                   0                   0
16.  Total Taxes                             0                     0                   0                   0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 5

CASE NUMBER:   401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:   MARCH-02
                                                                    ------------

BANK RECONCILIATIONS                               Account # 1            Account # 2
--------------------                               -----------            -----------
A.   BANK:                                                                                   Other Accounts
B.   ACCOUNT NUMBER:                                                                         (Attach Sheet)         TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                                                                          0             0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                      DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER                        OF PURCHASE       INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
---------------------------                        -----------       ----------        --------------        -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                              0                    0

CASH

12.  Currency On Hand                                                                               0
13.  Total Cash - End of Month                                                                      0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO COMPONENTS, INC.                            ACCRUAL BASIS - 6

CASE NUMBER: 401-40790-BJH-11                      MONTH:         MARCH-02
                                                            --------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                               TYPE OF             AMOUNT              PAID
                     NAME                      PAYMENT              PAID             TO DATE
                     ----                      -------             ------            -------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                          0                   0

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                            TOTAL             TOTAL
                                        AUTHORIZING           AMOUNT            AMOUNT        PAID TO           INCURRED
                     NAME                 PAYMENT            APPROVED            PAID           DATE            & UNPAID*
                     ----                 -------            --------            ----           ----            ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                                 0                0              0                    0

         * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                        SCHEDULED         AMOUNTS          TOTAL
                                                         MONTHLY            PAID           UNPAID
                                                         PAYMENTS          DURING           POST
                NAME OF CREDITOR                           DUE             MONTH          PETITION
                ----------------                        ---------         -------        ----------
1.  Bank of America                                             0               0        13,680,889
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                       0               0        13,680,889

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO COMPONENTS, INC.                            ACCRUAL BASIS - 7

CASE NUMBER: 401-40790-BJH-11                     MONTH:         MARCH-02
                                                         -----------------------
QUESTIONNAIRE

                                                                                                              YES          NO
                                                                                                              ---          --
1.     Have any Assets been sold or transferred outside the normal course of business this reporting period?                X

2.     Have any funds been disbursed from any account other than a debtor in possession account?                            X

3.     Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                              X

4.     Have any payments been made on Pre Petition Liabilities this reporting period?                                       X

5.     Have any Post Petition Loans been received by the debtor from any party?                                             X

6.     Are any Post Petition Payroll Taxes past due?                                                                        X

7.     Are any Post Petition State or Federal Income Taxes past due?                                                        X

8.     Are any Post Petition Real Estate Taxes past due?                                                                    X

9.     Are any other Post Petition Taxes past due?                                                                          X

10.    Are any amounts owed to Post Petition creditors delinquent?                                                          X

11.    Have any Pre Petition Taxes been paid during the reporting period?                                                   X

12.    Are any wage payments past due?                                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                              YES          NO
                                                                                                              ---          --
1.     Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?         X

2.     Are all premium payments paid current?                                                                  X

3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

            TYPE OF POLICY                     CARRIER                     PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
            --------------                     -------                     --------------              --------------------------
General Liability                      Aon Risk Services                    3/1/02-9/1/02              Semi-Annual         $98,598
D&O Liability                          Great American Insurance          11/1/2001-10/31/2004          Annual              $64,657

This form __ does _x__ does not have related footnotes on Footnotes Supplement.

CASE NAME:   KEVCO COMPONENTS, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER: 401-40790-BJH-11                               ACCRUAL BASIS

                                                            MONTH:      MARCH-02
                                                                  --------------

ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER     FOOTNOTE / EXPLANATION
-------      -----------     ----------------------
   1            24           The direct charges to equity are due to the secured
   1            32           debt reductions pursuant to sales of Kevco
                             Manufacturing L.P.'s operating divisions, the sale
                             of the South Region of Kevco Distribution LP, as
                             well as direct cash payments. The secured debt owed
                             to Bank of America by Kevco, Inc. (Case No.
                             401-40783-BJH-11) has been guaranteed by all of its
                             co-debtors (See Footnote 1,27A); therefore, the
                             secured debt is reflected as a liability on all of
                             the Kevco entities. The charge to equity is simply
                             an adjustment to the balance sheet.

   1            27A          Intercompany payables are to co-debtors Kevco
                             Management Co. (Case No. 401-40788-BJH-11), Kevco
                             Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                             Manufacturing, LP (Case No. 401-40784-BJH-11),
                             Kevco Holding, Inc. (Case No. 401-40785-BJH-11),
                             Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP,
                             Inc. (Case No. 401-40786-BJH-11), and DCM Delaware,
                             Inc. (Case No. 401-40787-BJH-11).